Exhibit 10.1

SUBSCRIPTION AGREEMENT FOR UNITS

TO:	CurrencyWorks Inc. (the “Corporation”) of 561 Indiana Court, Los Angeles, California, 90291

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of initial units (“Units”) in the capital of the Corporation set forth below (the “Initial Units”) for the initial subscription price set forth below (the “Initial Subscription Price”) as well as the additional Units (“Additional Units”) at the Unit Price (as defined herein) for up to the additional subscription price set forth below (“Additional Subscription Price”), upon and subject to the terms and conditions set forth in “Terms and Conditions of Subscription for Units of CurrencyWorks Inc.” attached hereto and forming a part hereof (the “Subscription Agreement”). Each Unit will be comprised of one common share of the Corporation (“Common Share”) and one Common Share purchase warrant of the Corporation (“Warrant”). Each Initial Unit Warrant entitles the holder to purchase one Common Share (“Warrant Share”) at a price equal to US $1.25 per Warrant Share for a period of five years following the Initial Closing Date (as defined herein).

Global Equity Fund Inc.	Maximum Commitment Amount (US $): 5,000,000

(Full legal name of Subscriber - please print)	Initial Subscription Price (US $): 1,200,000

By:	Initial Units: 1,200,000
(Signature or authorized signature, if applicable)
Additional Subscription Price (US $): 3,800,000
(Official capacity or title, if applicable – please print)

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)	Delivery Instructions: (same as above)

(Subscriber’s address)	(Name)

(Account reference, if applicable)

(Subscriber’s telephone number)
(Contact name)
(Subscriber’s e-mail address)
(Address)

Registration Instructions: (Same as above)	The Subscriber or, if applicable, any beneficial purchaser for whom the Subscriber is acting as agent, is (please check the applicable box):

(Name)

[ ] an “insider” of the Corporation (as such term is defined in the Securities Act (Alberta))
(Account reference, if applicable)
[ ] a “registrant” (as such term is defined in the Securities Act (Alberta))

(Address)	[ ] neither of the above

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ACCEPTANCE:

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement as of this ____ day of ________________, 2021.

CURRENCYWORKS INC.

By:
Name:
Title:

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS OF CURRENCYWORKS INC.

Terms and Conditions of the Initial Closing

1.	On the terms and subject to the conditions set forth in this Subscription Agreement, on the Initial Closing Date the Corporation agrees to issue and sell the Initial Units to the Subscriber, and the Subscriber agrees to subscribe for and purchase the Initial Units from the Corporation.

2.	On the Initial Closing Date and subject to receipt of regulatory approval, the Corporation shall pay a commitment fee of 8% of the Maximum Commitment Amount (the “Commitment Fee”).

Terms of the Units

3.	Each Unit is comprised of one Common Share and one Warrant. The Common Shares and the Warrants comprising the Units will separate on the Initial Closing Date or a Subsequent Closing Date (as defined herein), as applicable.

4.	The Warrants will be created and issued pursuant to the terms of a definitive certificate representing the Warrants. The Warrants shall be subject to such other terms and conditions as may be agreed to by the Subscriber and the Corporation and to definitive terms of the warrant certificate.

5.	Each whole Warrant issued on the Initial Closing Date entitles the holder thereof to purchase one Warrant Share at an exercise price equal to US $1.25 per Warrant Share for a period of five years following the Initial Closing Date.

Capital Calls

6.	Subject to receipt of regulatory approval, the Corporation may from time to time until 4:00 pm (Calgary time) on the Expiry Date (as defined herein), unless a Material Adverse Change (as defined herein) has occurred, make a capital call with respect to the purchase and subscription of Additional Units (a “Capital Call”) up to the Additional Subscription Price by delivering a written request to the Subscriber (a “Capital Call Request”).

7.	Each Capital Call Request shall state the portion of the Additional Subscription Price requested, the Unit Price (as defined herein), and the corresponding number of Additional Units to be subscribed for, and be accompanied by an executed certificate of the Corporation as contemplated by Section 13 dated as of the date of such Capital Call Request. A Capital Call may be for no less than US $400,000.

8.	The Subscriber will have 10 Business Days (as defined herein) from receipt of a Capital Call Request (a “Subsequent Closing Date”) to fund a Capital Call.

9.	Each issuance of Additional Units at any Subsequent Closing Date shall be issued to the Subscriber at the maximum discounted price permitted by the policies of the securities exchange upon which the Common Shares of the Corporation are then trading (the “Unit Price”) at the time of the announcement of the subsequent tranche. The Warrants issuable at each Subsequent Closing Date shall be exercisable into one Common Share at an exercise price equal to the market price at the time of the announcement of the subsequent tranche for a period of five years from the applicable Subsequent Closing Date.

10.	At or before 4:00 p.m. (Calgary time) on a Subsequent Closing Date, the Subscriber shall pay the portion of the Additional Subscription Price with respect to the Capital Call by cheque, certified cheque, banker’s draft, wire transfer or such other manner of payment acceptable to the Corporation. Upon receipt of the portion of the Additional Subscription Price, the Corporation shall, effective as of the Subsequent Closing Date, issue or cause to be issued certificates representing fully paid Common Shares and Warrants to the Subscriber.

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11.	Unless otherwise agreed in writing by the Corporation and the Subscriber, the Corporation’s right to request a Capital Call on any undrawn Additional Subscription Price pursuant to Section 6 shall expire on the date that is 24 months from the Initial Closing Date (the “Expiry Date”).

12.	Subject to receipt of regulatory approval, the Corporation shall pay a standby fee of 5% on the aggregate of any undrawn Additional Subscription Price on the:

(a)	date that is 12 months from the Initial Closing Date; and

(b)	the Expiry Date, as applicable.

Required Deliveries

13.	On any Subsequent Closing Date pursuant to which the Subscriber is required to make a payment to acquire Additional Units:

(a)	the Corporation shall deliver to the Subscriber a certificate, dated as of the Subsequent Closing Date, executed by two senior officers of the Corporation (in their capacities as officers of the Corporation and not in their personal capacities) setting out a confirmation that the representations and warranties contained in this Subscription Agreement are and remain true and correct in all material respects as if made on the Subsequent Closing Date, with all references to “Closing” including the closing of the purchase and sale of the Subsequent Closing Date and all references to “Closing Date” including the Subsequent Closing Date, the delivery and accuracy of which shall be a pre-condition to the obligation of the Subscriber to purchase Units as required by this Subscription Agreement (but subject always to the Subscriber’s waiver of such requirement); provided that the certificate may also set forth any exceptions to such representations and warranties that may be required in order to allow such officers to deliver such certificate as of such date, as long as such exceptions were also specified in the certificate delivered with the Capital Call Request; and

(b)	the Subscriber shall, upon the request of the Corporation, deliver to the Corporation a certificate, dated as of the Subsequent Closing Date, setting out such representations and information as may be reasonably required by the Corporation to avail itself of the prospectus and registration exemptions under applicable securities laws, the delivery and accuracy of which shall be a pre-condition to the obligation of the Corporation to issue securities as required by this Subscription Agreement (but subject always to the Corporation’s waiver of such requirement).

Adjustment to Unit Price and Additional Units

14.	If and whenever there is:

(a)	a reclassification of the Common Shares or a capital reorganization of the Corporation;

(b)	a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity; or

(c)	a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity,

then the Subscriber shall be obligated to subscribe for and purchase, and the Corporation shall be obligated to issue and sell, in lieu of the Additional Units which the Subscriber was previously obligated to subscribe for and purchase and the Corporation was obligated to issue and sell, the kind and amount of securities or property which the Subscriber would have been entitled to receive as a result of such event if, on the effective date thereof, the Subscriber had been the registered holder of the number of securities to which the Subscriber was previously entitled upon the subscription for an purchase of the previously unissued Additional Units; provided that the aggregate Additional Subscription Price as shown on the face page hereof shall be neither increased nor decreased.

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15.	The adjustment provided for in Section 14 is cumulative and apply (without duplication) to successive events resulting in any adjustments.

16.	In the event the Corporation shall take any action affecting the Offered Securities or the holders thereof, and, in the opinion of the board of directors of the Corporation (the “Board”), acting reasonably, the adjustment provisions of Section 14 is not strictly applicable or, if strictly applicable, would not fairly protect the rights of the Subscriber and the Corporation in accordance with the intent and purposes hereof, the provisions of Section 14 shall be deemed to be adjusted in such manner, if any, and at such time, as the Board may reasonably determine to be equitable to the Subscriber and the Corporation in such circumstances. Failure of the taking of action by the Board (including the passing of a resolution) so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares or the holders thereof shall be conclusive evidence that the Board (excluding the nominee of the Subscriber) has determined that it is equitable to make no adjustment in the circumstances.

Subscriber Costs

17.	On the Initial Closing Date and any applicable Subsequent Closing Date, the Corporation shall reimburse the Subscriber for all reasonable expenses, including legal fees, charges and disbursements, of the Subscriber incurred as a result of, or associated with, the transactions contemplated in this Subscription Agreement, including in connection with any subscription for Additional Units (the “Subscriber Costs”).

Representations, Warranties and Covenants by Subscriber

18.	By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting) (and for the purpose of the following representations, warranties and covenants, any reference to the “Subscriber” or “it” includes the Subscriber and each person on whose behalf the Subscriber is contracting) represents, warrants, confirms, acknowledges, agrees and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon), both at the date hereof and at the Closing Time (as defined herein), that:

(a)	the Subscriber: (i) has been independently advised as to and is aware of the applicable restrictions with respect to the resale of or trading in the Common Shares, Warrants and Warrant Shares (collectively, the “Offered Securities”) imposed by the applicable securities legislation, the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the applicable securities commission, all as amended; and (ii) acknowledges that it is aware of the characteristics of the Offered Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Offered Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policies until the expiry of any applicable restricted period and compliance with the other requirements of applicable law;

(b)	the Subscriber: (i) has been advised to consult its own legal advisors with respect to applicable restrictions on the resale of the Offered Securities; (ii) is solely responsible (and the Corporation is not in any way responsible) for compliance with applicable resale restrictions; (iii) will comply with such resale restrictions; and (iv) agrees that all certificates representing the Offered Securities will bear a legend indicating that the resale of such Offered Securities is restricted;

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(c)	in addition to hold periods imposed by U.S. securities laws, it acknowledges that the Units, including the underlying Offered Securities, will be subject to a “restricted period” under applicable Canadian securities laws of four months plus one day from the later of the applicable Initial Closing Date or Subsequent Closing Date, during which time the Subscriber may not trade the Offered Securities without filing a prospectus or being able to rely on one of the limited exemptions from the requirement to file a prospectus under applicable securities laws and any certificates representing the Offered Securities will bear a legend to the effect of the foregoing;

(d)	the Subscriber is a corporation with a permanent establishment in such jurisdiction as set out on “Subscriber’s address” line of the face page of this Subscription Agreement and the purchase by and sale to the Subscriber of the Units, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether with respect to the Subscriber or any beneficial purchaser) has occurred only in such jurisdiction;

(e)	the Subscriber is either:

(i)	purchasing as principal for its own account and not for the benefit of any other person; or

(ii)	a portfolio manager that is registered or exempted from registration as a portfolio manager under the applicable securities legislation and the Subscriber is purchasing the securities as an agent for accounts that are fully managed by it, provided that, as used herein an account is “fully managed” by the Subscriber only if the Subscriber makes the investment decisions for the account and has full discretion to purchase or sell securities for the account without requiring the client’s express consent to a transaction;

(f)	the Subscriber is an “accredited investor” as defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) or the Securities Act (British Columbia), as applicable, and the Subscriber has so indicated by checking the box opposite each category on such Schedule A which so describes it or the beneficial purchaser, as applicable, and, if the Subscriber has checked box (j), (k) or (l) of Schedule A, the Subscriber has completed and signed two copies of Schedule B to this Subscription Agreement, and the Subscriber acknowledges that by signing this Subscription Agreement it is certifying that the statements made by checking the appropriate accredited investor categories are true and correct;

(g)	if the Subscriber was not created and is not being used primarily to permit any individual to purchase securities without a prospectus;

(h)	it certifies and acknowledges that:

(i)	no federal, provincial or state agency, government authority, regulatory body, stock exchange or other entity in Canada has either received this Subscription Agreement or any other documents which the Corporation has provided or made available to a Subscriber or made any finding or determination as to the merits of this investment, and no such agencies, governmental authorities, regulatory bodies, stock exchanges or other entities have made any recommendation or endorsement with respect to the Offered Securities;

(ii)	there is no government or other insurance covering the Offered Securities;

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(iii)	there are risks associated with the purchase of the Offered Securities;

(iv)	there are restrictions on the Subscriber’s ability to resell the Offered Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling any of the Offered Securities;

(i)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Offered Securities;

(ii)	that any person will refund the purchase price of the Offered Securities;

(iii)	as to the future price or value of any of the Offered Securities; or

(iv)	that any application will be made to list the Offered Securities on a stock exchange;

(j)	the Subscriber acknowledges that the Units, including the underlying Offered Securities have not been and will not be registered under the United States Securities Act of 1933 (the “U.S. Securities Act”) or the securities laws of any state of the United States and the Offered Securities may not be offered or sold unless subsequently registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or unless an exemption from such registration requirements is available, and that the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the securities;

(k)	the Subscriber is not a “U.S. Person” or a person within the United States (as such terms are defined in Rule 902 of Regulation S promulgated under the U.S. Securities Act, and for further clarity in this Subscription Agreement, U.S. Person includes, but is not limited to, a natural person resident in the United States, a partnership or corporation organized or incorporated in the United States, and a trust or estate of which any trustee, administrator or executor is a U.S. Person) and it is not acquiring the Units for the account or benefit of the U.S. Person or any person within the United States, the Units were not offered to the Subscriber in the United States or when the Subscriber was in the United States and this Subscription Agreement has not been signed in the United States;

(l)	the Subscriber has been advised to and has had the opportunity to consult its own legal and tax advisors with respect to this Subscription Agreement, the Schedules attached hereto and the transactions contemplated hereby (including without limitation any applicable resale restrictions and tax considerations) and it (or any beneficial purchaser for whom the Subscriber is acting as agent hereunder) is solely responsible for obtaining such legal and tax advice and for compliance with applicable resale restrictions and applicable tax legislation;

(m)	the Subscriber confirms that it:

(i)	possesses such financial and investment experience and knowledge or has received advice from a registered person other than the Corporation or any affiliates thereof as to be capable of evaluating the merits and risks of the proposed investment (including potential loss of its entire investment);

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(ii)	is aware of the characteristics of the Units and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Units;

(n)	the Subscriber acknowledges that:

(i)	the Subscriber, in making the decision to invest in the Units, has relied solely upon the information provided in this Subscription Agreement and the Subscriber’s own investigation of the Corporation, which investigation has provided the Subscriber with all the information the Subscriber has deemed necessary for the purposes of its investment decision, and not upon any oral or other written representation as to fact or otherwise made by or on behalf of the Corporation or otherwise;

(ii)	it has not received, has not requested and has no need to receive any offering memorandum, prospectus or other document describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Units;

(iii)	it has received all the information that it considers necessary or appropriate for deciding whether to purchase the Units and understands that any discussions with representatives of the Corporation, as well as any information issued by the Corporation, were intended to describe certain aspects of the Corporation’s business and prospects, but were not necessarily a thorough or exhaustive description;

(iv)	any business plans prepared by the Corporation have been, and continue to be, subject to change and any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results; and

(v)	it has carefully read and reviewed this Subscription Agreement and has asked such questions of management of the Corporation and received all information as deemed necessary for it to make an informed decision with respect to the investment hereunder;

(o)	it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Units;

(p)	the Subscriber has full right, power and authority to execute and deliver this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(q)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber;

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(r)	this Subscription Agreement has been duly authorized by the Subscriber, and, upon acceptance by the Corporation, will constitute a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to the qualification that enforcement thereof is subject to applicable bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally;

(s)	the Subscriber acknowledges that an investment in the Units must be considered speculative, is subject to a number of risk factors and that the Subscriber could lose its entire investment in the Units;

(t)	if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Units as may be required;

(u)	the Subscriber understands and acknowledges that Units are being offered for sale only on a “private placement” basis and that the sale and delivery of the Units is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence: (i) it is restricted from using most of the civil remedies available under applicable securities legislation; (ii) it may not receive information that would otherwise be required to be provided to it under applicable securities legislation; (iii) the common law may not provide it with an adequate remedy in the event that it suffers investment loss in connection with securities acquired in a private placement; and (iv) the Corporation is relieved from certain obligations that would otherwise apply under applicable securities legislation;

(v)	if the Subscriber is not purchasing as principal and is acting as agent for a beneficial purchaser, the Subscriber represents and warrants that it is duly authorized to enter into this Subscription Agreement for and on behalf of such beneficial purchaser and to execute all documentation in connection with the purchase of the Units on behalf of such beneficial purchaser and acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Units for whom it may be acting; and

(w)	the Subscriber acknowledges that the offer made by this subscription is irrevocable.

19.	The Subscriber (on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting) agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Offered Securities and shall continue in full force and effect notwithstanding the subsequent disposition by it of any or all of the Offered Securities. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and its counsel in determining the Subscriber’s suitability as a purchaser of the Units, and the Subscriber hereby agrees to indemnify and hold harmless the Corporation and its trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents (including their counsel) from and against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon (including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation, warranty or acknowledgement of the Subscriber (and, if applicable, the others for whom it is contracting hereunder) contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith). With respect to any indemnified person who is not a party to this Subscription Agreement, it is the intention of the Subscriber (and, if applicable, the others for whom it is contracting hereunder) to constitute the Corporation as trustee for such indemnified persons of the rights and benefits contained herein and the Corporation agrees to accept such trust and to hold the rights and benefits herein in trust for and on behalf of each such indemnified person. The Subscriber undertakes to immediately notify the Corporation, CurrencyWorks Inc., at 561 Indiana Court, Los Angeles, California, 90291 of a change in any representation, warranty, statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

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Representations, Warranties and Covenants by Corporation

20.	By executing this Subscription Agreement, the Corporation represents, warrants, confirms, acknowledges, agrees and covenants to the Subscriber (on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting) and its counsel (and acknowledges that the Subscriber and its counsel are relying thereon), both at the date hereof and at the Closing Time, that:

(a)	the Corporation has the full corporate right, power and authority to enter into this Subscription Agreement and to issue the Offered Securities subject to this Subscription Agreement to the Subscriber;

(b)	subject to receipt of regulatory approval, the execution and delivery of, and the performance of the terms of this Subscription Agreement by the Corporation, including the issuance of the Offered Securities, does not and will not:

(i)	constitute a breach of or default under the constating documents of the Corporation or any law, regulation, order or ruling applicable to the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound; or

(ii)	create a right for any other party to terminate, accelerate or in any way alter any other rights existing under any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Corporation or any subsidiary of the Corporation is a party or by which any of them is bound which, upon exercise of such right, might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Corporation or any subsidiary of the Corporation or the assets of the Corporation or any subsidiary of the Corporation;

(c)	no securities commission or similar regulatory authority has issued any order preventing or suspending trading of any securities of the Corporation or any subsidiary of the Corporation and no such proceeding is, to the knowledge of the Corporation, pending, contemplated or threatened;

(d)	neither the Corporation or any of its subsidiaries is in default of any requirement of applicable securities laws, including those of the TSX Venture Exchange, Canadian Securities Exchange and any securities commission, as applicable;

(e)	the Corporation has adopted and adhered to corporate governance practices substantially similar to those recommended for reporting issuers (under applicable securities laws) with securities listed on the TSX Venture Exchange or Canadian Securities Exchange (whether such practices are recommended by the TSX Venture Exchange, Canadian Securities Exchange, securities commission or otherwise) as applicable;

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(f)	the Offered Securities issued pursuant to the Subscription Agreement shall be duly and validly created, authorized and issued by the Corporation on the Initial Closing Date or any applicable Subsequent Closing Date as fully paid and non-assessable;

(g)	once issued in accordance with the terms and conditions hereof, the Offered Securities shall be issued to the Subscriber free of all liens, mortgages, charges, security interests, pledges, demands, pre-emptive rights, encumbrances or other adverse claims of any kind whatsoever created by, through or under the Corporation;

(h)	the Corporation shall promptly inform the Subscriber in writing during the period from the date of this Subscription Agreement to the Expiry Date of any Material Adverse Change;

(i)	the Corporation shall make, in accordance with applicable securities laws, all filings and reports of the sale of the Initial Units and, subject to Section 13(b), otherwise as necessary to be made by the Corporation to facilitate the availability of exemptions from registration and prospectus requirements in respect of the sale of the Initial Units and Additional Units;

(j)	none of the Corporation or any of its subsidiaries has received any notice of and is not in default or violation of any order, rule, regulation, writ, injunction or decree of any court of governmental authority or any statute, regulation, rule, policy or by-law which might materially and adversely affect the business, property or financial condition of the Corporation;

(k)	none of the Corporation or any of its subsidiaries is in breach or default, has received any notice of default or violation, and none is aware of any potential or threatened notice of alleged default or violation, of the provisions of any contracts, agreements, indentures or instruments to which the Corporation or any subsidiary of the Corporation is a party, except to the extent that any breach, default or violation, individually or in the aggregate, does not and is not reasonably expected to have a material adverse effect on the business, operations, capital or condition (financial or otherwise) of the Corporation or its properties or assets (on a consolidated basis);

(l)	the Corporation and each of its subsidiaries has filed all material statements and reports required to be filed with any governmental authority having jurisdiction and the Corporation and each of its subsidiaries has complied and is complying in all material respects with all laws, regulations, rules, policies, instruments and by-laws of governmental or regulatory authorities applicable to the Corporation and such subsidiary and the conduct of the Corporation’s and such subsidiary’s business and the Corporation is not aware of any legislation, regulation, rule or lawful requirements presently in force or proposed to be brought into force which the Corporation anticipates the Corporation or any subsidiary of the Corporation will be unable to comply with without materially adversely affecting the Corporation (on a consolidated basis);

(m)	the Corporation and each of its subsidiaries has all requisite power and authority and has all necessary registrations, licenses and permits to carry on its respective business as now conducted by it and to own, lease and operate its properties and assets and all such licenses, registrations or qualifications which are material are valid and existing in good standing;

(n)	the information and statements, other than any forecasts, projections or opinions, which have been provided to the Subscriber on behalf of the Corporation (collectively, the “Corporate Information”) were true and correct in all material respects (and did not omit any material facts), as of the respective dates of such information or statements and as at the date hereof and the Initial Closing Date, provided that in the event that any of the information comprising the Corporate Information has been subsequently amended or superseded by the Corporation and disclosed to the Subscriber, such amendment or modification shall, to the extent thereof, be deemed to replace the applicable Corporate Information for the purposes of this representation;

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(o)	there has not been any Material Adverse Change in the business, affairs, prospects, results of operations, condition (financial or otherwise), assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation or any of its subsidiaries since its incorporation which has not been disclosed in writing to the Subscriber prior to the date hereof;

(p)	there are no outstanding judgments against the Corporation or any of its subsidiaries or any consent decrees or injunctions to which the Corporation or any of its subsidiaries is subject or by which any of their assets are bound and there are no claims, proceedings, actions or lawsuits in existence, or to the best of the Corporation’s knowledge threatened or asserted, against the Corporation or any of its subsidiaries or with respect to any of the assets of the Corporation or any of its subsidiaries or the interests of the Corporation or any of its subsidiaries therein that would materially and adversely affect the business, property or financial condition of the Corporation or any of its subsidiaries, including but not limited to environmental actions or claims, or which affect or may affect the distribution of the Offered Securities or which would impair the ability of the Corporation or any of its subsidiaries to consummate the transactions contemplated hereby or to duly observe and perform any of its covenants or obligations contained in this Subscription Agreement or the agreements contemplated herein and the Corporation is not aware of any existing ground on which such action, suit, proceeding or inquiry might be commenced with any reasonable likelihood of success;

(q)	there are no restrictions on the transfer of the Offered Securities contained in the articles or by-laws of the Corporation or any other agreement or instrument to which it is a party or by which it is bound, other than the requirement for Board approval, the restrictions imposed by applicable securities laws or this Subscription Agreement;

(r)	there is no person acting or purporting to act for the Corporation or any of its subsidiaries entitled to any brokerage or finder’s fee in connection with this Subscription Agreement or any of the transactions contemplated hereunder;

(s)	the Corporation and its subsidiaries have paid all taxes, governmental charges, penalties, interest and other fines due and payable by them and which are claimed by any governmental authority to be due and owing and adequate provision has been made for taxes payable for any fiscal period for which tax returns are not yet required and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by the Corporation or any of its subsidiaries and there are no actions, suits, proceedings, investigations or claims threatened or pending against the Corporation or any of its subsidiaries in respect of taxes, governmental charges or assessments or any matters under discussion with any governmental authority relating to taxes, governmental charges or assessments asserted by any such authority;

(t)	neither the Corporation nor any of its subsidiaries is a party to or bound by any written or oral agreement or instrument under which the subscription by the Subscriber under this Subscription Agreement would require a payment of any amount or cause the acceleration of the payment of any amount by the Corporation or any of its subsidiaries;

(u)	other than as publicly disclosed, none of the directors, former directors, officers, former officers, shareholders, former shareholders or employees of the Corporation or any of its subsidiaries or any person or corporation not dealing at arm’s length with any of the foregoing is indebted to the Corporation or any of its subsidiaries;

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(v)	other than as publicly disclosed, to the knowledge of the Corporation, after due inquiry, none of its (or its subsidiaries) directors or officers are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange;

(w)	other than as publicly disclosed, the Corporation does not have in place a shareholder rights protection plan and, to the knowledge of the Corporation, neither the Corporation or any of its shareholders is a party to any shareholders agreement, pooling agreement, voting trust or similar type of arrangements in respect of outstanding securities of the Corporation;

(x)	other than as publicly disclosed, to the best of the Corporation’s knowledge, no director, officer or employee of the Corporation or any of its subsidiaries and no entity that is an affiliate or associate of one or more of such individuals (within the meaning of applicable securities laws):

(i)	owns, directly or indirectly, any interest in (except for shares representing less than 10% of the outstanding shares of any class or series of shares of any company), or is an officer, director, employee or consultant of, any person which is, or is engaged in business as, a material competitor of the Corporation or its business or a lessor, lessee, supplier, distributor, sales agent or customer of the Corporation or its business (in each case, on a consolidated basis);

(ii)	owns, directly or indirectly, in whole or in part, any property that the Corporation or any of its subsidiaries uses in the operation of the Corporation’s business (on a consolidated basis); or

(iii)	has any cause of action or other claim whatsoever against the Corporation or any of its subsidiaries in connection with the Corporation’s business (on a consolidated basis); and

(y)	none of the Corporation, its subsidiaries or any of their respective directors, officers, agents, employees or other persons associated with or acting on behalf of such entity:

(iv)	has used any funds of such entity for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;

(v)	has violated or is in violation of any provision of the Corruption of Foreign Public Officials Act (Canada), or any other similar anti-corruption Laws applicable to such person;

(vi)	has made, directly or indirectly, any unlawful payment or offer or promise to pay any money, gift or anything of value to any foreign public official (as defined in the Corruption of Foreign Public Officials Act (Canada)), domestic official or employee; or

(vii)	has made, directly or indirectly, any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

13

21.	The Corporation agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Offered Securities and shall continue in full force and effect notwithstanding the subsequent disposition by it of any or all of the Offered Securities. The representations, warranties and covenants of the Corporation herein are made with the intent that they be relied upon by the Subscriber and its counsel in determining the Subscriber’s decision to purchase the Units, and the Corporation hereby agrees to indemnify and hold harmless the Subscriber and its trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents (including their counsel) from and against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon (including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation, warranty or acknowledgement of the Corporation contained herein or in any document furnished by the Corporation to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Corporation to comply with any covenant or agreement made by the Corporation herein or in any document furnished by the Corporation to the Subscriber in connection herewith). With respect to any indemnified person who is not a party to this Subscription Agreement, it is the intention of the Corporation to constitute the Subscriber as trustee for such indemnified persons of the rights and benefits contained herein and the Subscriber agrees to accept such trust and to hold the rights and benefits herein in trust for and on behalf of each such indemnified person. The Corporation undertakes to immediately notify the Subscriber of a change in any representation, warranty, statement or other information relating to the Corporation set forth herein which takes place prior to the Closing Time.

Initial Closing

22.	Subject to receipt of regulatory approval, the issuance of the Initial Units pursuant to this Subscription Agreement will be completed electronically at 4:00 p.m. (Calgary time) or such other time as agreed to by the Corporation and the Subscriber (the “Closing Time”) on March 31, 2021, or such other date as agreed to by the Corporation and the Subscriber (the “Initial Closing Date”).

23.	On or before March 19, 2021, unless otherwise agreed to by the Corporation and the Subscriber, the Corporation and the Subscriber will exchange duly completed and originally executed copies of this Subscription Agreement (including all applicable Schedules attached hereto).

24.	On the Initial Closing Date, the Corporation shall deliver or cause to be delivered to the Subscriber:

	(a)	certificates evidences the Common Shares and Warrants in respect of the Initial Units, issued and registered as set out on the face page of this Subscription Agreement;

	(b)	a cheque, banker’s draft or evidence of a wire transfer for the Commitment Fee and any Subscriber Costs made payable to Global Equity Fund Inc.;

	(c)	a certified copy of the of the resolution of the directors of the Corporation authorizing the execution and delivery of this Subscription Agreement and each of the agreements and instruments to be delivered on the Initial Closing Date, and approving the issuance of the Common Shares and Warrants in respect of the Initial Units; and

	(d)	all such other instruments and documents as the Subscriber may reasonably require.

25.	On the Initial Closing Date, the Subscriber shall deliver or cause to be delivered to the Corporation:

	(a)	a cheque, banker’s draft or evidence of a wire transfer for the Initial Subscription Price made payable to “CurrencyWorks Inc.” or to such other party as the Corporation may direct; and

	(b)	all such other instruments and documents as the Corporation may reasonably require.

14

26.	The Subscriber consents to the filing of such undertakings, questionnaires and other documents as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated under this Subscription Agreement.

27.	The Subscriber represents and warrants that the Initial Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or any other applicable similar legislation and acknowledges that the Corporation may in the future be required by law to disclose its name and other information relating to this Subscription Agreement and the transaction contemplated hereby, on a confidential basis, pursuant to the PCMLA or other applicable legislation. The Subscriber represents that none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber. The Subscriber shall promptly notify the Corporation if it discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

28.	The Corporation will be entitled to rely on delivery of executed subscriptions by electronic transmission, and acceptance by the Corporation of executed subscriptions by electronic transmission will be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

General

29.	A “Material Adverse Change” means the occurrence of an event, result or consequence which has , or would, reasonably be expected to have, a materially adverse effect on the business, assets (including tangible assets), liabilities, financial condition, property or prospects of the Corporation.

30.	A “Business Day” means a day which is not a Saturday or Sunday or any other day when banks in Calgary, Alberta or Vancouver, British Columbia are not generally open for business and, if any period expires or any day on which any action is to be taken under this Subscription Agreement falls on a day which is not a business day, it shall be deemed to refer to the next business day.

31.	Terms used in this Subscription Agreement and not otherwise defined and which are defined in the Securities Act (British Columbia) have the meanings defined in the Securities Act (British Columbia) unless the context otherwise requires.

32.	This Subscription Agreement is to be read with all changes in gender or number required by the context.

33.	The headings in this Subscription Agreement are for convenience of reference only and do not affect the interpretation of this Subscription Agreement.

34.	A reference to a Section is a Section of this Subscription Agreement unless otherwise specified.

35.	In this Subscription Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulation made thereunder.

36.	The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber will be borne by the Subscriber.

37.	The contract arising out of this Subscription Agreement and all documents relating thereto will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, excluding rules of private international law that lead to the application of the laws of any other jurisdiction. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

38.	Time is of the essence in this Subscription Agreement.

39.	This Subscription Agreement enures to the benefit of and is binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

40.	This Subscription Agreement (including the Schedules attached hereto) represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

41.	No amendment to this Subscription Agreement will be valid or binding unless set forth in writing and duly executed by the parties hereto. No waiver of any breach of any provision of this Subscription Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

42.	The covenants, representations and warranties contained herein will survive the Closing Time and the Subscriber acknowledges that such representations, warranties and covenants will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of Offered Securities.

43.	In this Subscription Agreement (including attachments), references to “$” are to U.S. dollars unless otherwise specified.

44.	Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing, subject to compliance with applicable laws and the resale restrictions of applicable securities laws.

45.	The Subscriber acknowledges and agrees that the Units are subject to the rights, privileges, restrictions and conditions set forth in the constating documents of the Corporation, including but not limited to, the restrictions on transfer.

[Remainder of page intentionally left blank.]

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Schedule A

To be completed and signed by each Subscriber that is an Accredited Investor under NI 45-106 or the Securities Act (Ontario), as applicable.

ACCREDITED INVESTOR CERTIFICATE

TO:	CurrencyWorks Inc.

The Subscriber represents, warrants and certifies that the Subscriber or, if applicable, each beneficial purchaser on whose behalf the Subscriber is acting as agent, is an “accredited investor”, as such term is defined in section 1.1 of NI 45-106 or section 73.3(1) of the Securities Act (Ontario), as applicable, and the Subscriber or, if applicable, each beneficial purchaser on whose behalf the Subscriber is acting as agent, falls within the category or categories marked by an “X” below and, if the Subscriber has indicated that they fall within category (j), (k) or (l), the Subscriber has completed and signed two copies of the Risk Acknowledgement attached as Schedule B to the Subscription Agreement. All references to “$” in this Schedule A are to Canadian dollars unless otherwise specified.

PLEASE PLACE AN “X” AGAINST THE APPROPRIATE CATEGORY OR CATEGORIES BELOW:

[ ]	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank, or (ii) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario);

[ ]	(a)	(i) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), or (ii) in Ontario, the Business Development Bank of Canada;

[ ]	(b)	(i) except in Ontario, a subsidiary of any person referred to in paragraphs (a)(i) or (a)(i), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary, or (ii) in Ontario, a subsidiary or any person or company referred to in paragraphs (a)(ii) or (a)(ii), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]	(c)	(i) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, or (ii) in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations in respect of the Securities Act (Ontario);

[ ]	(d)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (c)(i);

[ ]	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(e)	(i) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada, or (ii) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada;

[ ]	(f)	(i) except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec, or (ii) in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’Île de Montréal or an intermunicipal management board in Quebec;

A-1

[ ]	(g)	(i) except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government, or (ii) in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

[ ]	(h)	(i) except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada, or (ii) in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada;

[ ]	(i)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of “financial assets” below. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of “related liabilities” below. In the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets: (i) physical or constructive possession of evidence of ownership of the financial asset; (ii) entitlement to receipt of any income generated by the financial asset; (iii) risk of loss of the value of the financial asset; and (iv) the ability to dispose of the financial asset or otherwise deal with it as you see fit. For example, securities held in a self-directed RRSP, for your sole benefit, are beneficially owned by you. In general, financial assets in a spousal RRSP would also be included for the purposes of the financial assets test in this paragraph (j); however, financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1) as an individual exclusive of your spouse, then place an “X” at paragraph (j.1) instead of this paragraph (j). If the Subscriber is relying on this category of “accredited investor” to purchase Units, the Subscriber must also complete in duplicate Schedule B to the Subscription Agreement.

Please provide the following information to the best of your knowledge based on the most recent information available to you:

Aggregate realizable value of financial assets before taxes	$ ___________________

Related Liabilities	$ ___________________

[ ]	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

Note: See the definition of “financial assets” below and the guidance in paragraph (j) above. The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).

Please provide the following information to the best of your knowledge based on the most recent information available to you:

Aggregate realizable value of financial assets before taxes	$ __________________

Related Liabilities	$ __________________

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[ ]	(j)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

Note: If the Subscriber is relying on this category of “accredited investor” to purchase Units, the Subscriber must also complete in duplicate Schedule B to the Subscription Agreement.

Please check the applicable box and provide the following information:

Net income before taxes	Last Year	[ ] Range – Less than $100,000 [ ] Range – $100,000 to $200,000 [ ] Range – $201,000 to $300,000 [ ] Range – $301,000 to $400,000 [ ] Range – Greater than $400,001	State Amount $_________
	Year prior to last	[ ] Range – Less than $100,000 [ ] Range – $100,000 to $200,000 [ ] Range – $201,000 to $300,000 [ ] Range – $301,000 to $400,000 [ ] Range – Greater than $400,001	State Amount $_________

If applicable, net income before taxes of your spouse	Last Year	[ ] Range – Less than $100,000 [ ] Range – $100,000 to $300,000 [ ] Range – $301,000 to $400,000 [ ] Range – $401,000 to $500,000 [ ] Range – Greater than $500,001	State Amount $_________
	Year prior to last	[ ] Range – Less than $100,000 [ ] Range – $100,000 to $300,000 [ ] Range – $301,000 to $400,000 [ ] Range – $401,000 to $500,000 [ ] Range – Greater than $500,001	State Amount $_________

[ ]	(k)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of these securities. If the Subscriber is relying on this category of “accredited investor” to purchase the Units, the Subscriber must also complete in duplicate Schedule B to the Subscription Agreement.

Please provide the following information by subtracting your total liabilities from your total assets (for example, the value your personal residence minus the related liabilities, such as a mortgage) and note that the value attributed to assets should reasonably reflect their estimated fair value and income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution:

	Total Assets	$ _________________________________

Minus -	Total Liabilities	$ _________________________________
(incl. outstanding taxes)

Equals =	Net Assets	$ _________________________________

Note: If individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under either sections (t) or (w) below, which must be initialled and the applicable information indicated completed.

A-3

[ ]	(l)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

[ ]	(m)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]	(n)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]	(o)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]	(p)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

[ ]	(q)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(r)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) (i), b(i), c(i), (c)(i) or (h)(i) in form and function;

[ ]	(s)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

Note: If you initialled (t), then indicate the name and category of accredited investor (by reference to the applicable letter above) of each of the owners of interests (attach additional pages if more than three):

Name	Category of Accredited Investor
______________________________	___________________________________
______________________________	___________________________________
______________________________	___________________________________

[ ]	(t)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

[ ]	(u)	(i) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or (ii) in Ontario, a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor;

A-4

[ ]	(v)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse; or

Note: If you initialled (w), then indicate the name and category of accredited investor (by reference to the applicable letter above) of each of the following (attach additional pages if more than three trustees):

	Name	Category of Accredited Investor
Individual who
established trust	____________________________	__________________________
Trustee	__________________________	____________________________
Trustee	__________________________	____________________________
Trustee	__________________________	____________________________

[ ]	(w)	in Ontario, such other persons or companies as may be prescribed by the regulations in respect of the Securities Act (Ontario).

For the purposes of paragraphs (b)(ii), (c)(ii), (u)(ii) and (w) of this Schedule A, the following words have the following meanings:

“director” means a director of a company or an individual performing a similar function or occupying a similar position for any person;

“person” means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative; and

“voting security” means any security other than a debt security of an issuer carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

Affiliated Entities, Control and Subsidiaries:

A company shall be deemed to be an affiliate of another company if one of them is the subsidiary of the other or if both are subsidiaries of the same company or if each of them is controlled by the same person or company.

A person shall be deemed to own beneficially securities beneficially owned by a company controlled by the person or by an affiliate of such company.

A company shall be deemed to be controlled by another person or company or by two or more companies if,

(a)	voting securities of the first-mentioned company carrying more than 50 per cent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company or by or for the benefit of the other companies; and

(b)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of the first-mentioned company.

A company shall be deemed to be a subsidiary of another company if,

(c)	it is controlled by,

	(i)	that other, or

	(ii)	that other and one or more companies each of which is controlled by that other, or

	(iii)	two or more companies each of which is controlled by that other; or

(d)	it is a subsidiary of a company that is that other’s subsidiary.

A-5

Other than as specifically set forth above, for the purposes of this Schedule A, the following words have the following meanings:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means:

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“director” means (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means:

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“financial assets” means:

(a)	cash;

(b)	securities; or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

A-6

“investment fund” has the same meaning as in National Instrument 81-106 – Investment Fund Continuous Disclosure;

“jurisdiction” means a province or territory of Canada except when used in the term “foreign jurisdiction”;

“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“regulator” means:

(a)	the Executive Director, as defined under section 1 of the Securities Act (Alberta); and

(b)	such other person as is referred to in Appendix D of National Instrument 14-101 – Definitions;

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“securities legislation” means:

(a)	for Alberta, the Securities Act (Alberta) and the regulations, rules and forms under such Act and the blanket rulings and orders issued by the Alberta Securities Commission; and

(b)	for other Canadian jurisdictions, such other statutes and instruments as are listed in Appendix B of National Instrument 14-101 – Definitions;

“securities regulatory authority” means:

(a)	the Alberta Securities Commission; and

(b)	in respect of any local jurisdiction other than Alberta, means the securities commission or similar regulatory authority listed in Appendix C of National Instrument 14-101 – Definitions;

“spouse” means, an individual who:

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary; and

“voting security” means a security of an issuer that:

(a)	is not a debt security; and

(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

A-7

An issuer is considered to be affiliated with another issuer if:

(a)	one of them is the subsidiary of the other; or

(b)	each of them is controlled by the same person.

A person is considered to beneficially own securities that:

(a)	for the purposes of Saskatchewan, British Columbia, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, Northwest Territories and Nunavut securities law, are beneficially owned by:

(i)	an issuer controlled by that person; or

(ii)	an affiliate of that person or an affiliate of an issuer controlled by that person.

(b)	for the purposes of Alberta securities law, are beneficially owned by:

(i)	a company controlled by that person or an affiliate of that company;

(ii)	an affiliate of that person; or

(iii)	through a trustee, legal representative, agent or other intermediary of that person.

A person (first person) is considered to control another person (second person) if:

(a)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation;

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership; or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references in this Schedule A are in Canadian Dollars. All terms used in this Schedule A which are not otherwise defined in this Schedule A have the meanings defined in the Subscription Agreement to which this Schedule A is attached or, if not defined therein, but are defined in the Securities Act (Alberta) or the regulations, rules and policy statements made thereunder, as amended, have the meanings defined in such legislation, regulations, rules and policy statements.

Dated: ____________________________________, 2021.

Global Equity Fund Inc.

By:
Name:
Title:

A-8

Schedule B

To be completed and signed in duplicate if the Subscriber is relying on category (j), (k) or (l) of the Accredited Investor Certificate attached as Schedule A to the Subscription Agreement. Note that if the Subscriber is investing under category (j.1) of the Accredited Investor Certificate it does not need to complete this form.

RISK ACKNOWLEDGMENT FORM FOR CERTAIN INDIVIDUAL ACCREDITED INVESTORS

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Units	Issuer: CurrencyWorks Inc. (the “Issuer”)
Purchased from: The Issuer.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of US $_____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.		Your initials
●	Your net income before taxes was more than CAD $200,000 in each of the 2 most recent calendar years, and you expect it to be more than CAD $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

B-1

●	Your net income before taxes combined with your spouse’s was more than CAD $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than CAD $300,000 in the current calendar year.
●	Either alone or with your spouse, you own more than CAD $1 million in cash and securities, after subtracting any debt related to the cash and securities.
●	Either alone or with your spouse, you have net assets worth more than CAD $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):	Dealer Rep. Code:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

CurrencyWorks Inc.
561 Indiana Court,

Los Angeles, California

90291

Contact: Jimmy Geiskopf
Phone Number: 707-208-6368
Email Address: jimmy.geiskopf@currencyworks.io

For more information about prospectus exemptions, contact your local securities regulator at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

B-2